Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated March 30, 2010
To the Prospectus dated May 1, 2009

Please note the following changes to your Prospectus.

The Board of Trustees of the Janus Aspen Series has approved the liquidation and closing of the Janus Aspen Global Life Sciences Portfolio (the “Fund”).  Accordingly, the Fund will be liquidated on or about April 30, 2010.

The Fund will discontinue accepting requests to purchase shares of the Fund on or about April 28, 2010.  Any assets remaining in the Fund as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio.  As of the date the Fund discontinues accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Maxim Money Market Portfolio.

Accordingly, the following paragraph is added to the end of the fund descriptions of the Janus Aspen Global Life Sciences Portfolio in the “The Investment Options” section on page 24 of the Prospectus:

“On or about April 30, 2010 (the “Effective Date”), the assets of the Fund will be liquidated.  The Fund will discontinue accepting requests to purchase shares of the Fund on or about April 28, 2010.  Any assets remaining in the Fund as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio.  As of the date the Fund discontinues accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Maxim Money Market Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.